Exhibit 99

US AIRWAYS REPORTS JUNE TRAFFIC

ARLINGTON, Va., July 6, 2004 -- US Airways reported its June 2004 passenger traffic today.

     Mainline revenue passenger miles for June 2004 increased 5.4 percent on a 1.5 percent increase in available seat miles compared to June 2003. The passenger load factor was 81.6 percent, which is a 3.0 percentage point increase compared to June 2003.

     For the second quarter 2004, mainline revenue passenger miles increased 8.7 percent on a 4.0 percent increase in available seat miles compared to the same period in 2003. The passenger load factor for the quarter 2004 was 78.9 percent, a 3.5 percentage point increase compared to the second quarter 2003.

     Mainline revenue passenger miles for the first six months of 2004 increased 9.7 percent on a 5.3 percent increase in available seat miles compared to the same period in 2003. The passenger load factor for the first six months of 2004 was 74.7 percent, a 3.0 percentage point increase compared to the same period in 2003.

     The three wholly owned subsidiaries of US Airways Group, Inc. -- Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA, Inc.-- along with MidAtlantic Airways, reported a 55.8 percent increase in revenue passenger miles for June 2004 on 29.7 percent more capacity compared to June 2003. The passenger load factor was 67.6 percent, an 11.3 percentage point increase compared to June 2003.

     Second quarter 2004 revenue passenger miles for the three wholly owned US Airways Express carriers and MidAtlantic increased 42.8 percent on a 22.7 percent increase in available seat miles compared to the second quarter 2003. The passenger load factor for the second quarter 2004 was 63.6 percent, an 8.9 percentage point increase compared to the same period in 2003.

     For the first six months of 2004, revenue passenger miles for the three wholly owned US Airways Express carriers and MidAtlantic increased 24.7 percent on a 10.8 percent increase in available seat miles compared to the first six months of 2003. The passenger load factor for the first six months of the year was 58.2 percent, a 6.5 percentage point increase compared to the same period in 2003.

     Mainline system passenger unit revenue for June 2004 is expected to increase between 2.0 percent and 3.0 percent compared to June 2003.

     Customer reaction to US Airways' new low GoFares, which were introduced in Philadelphia in May and in the Washington area in mid-June, has been positive, resulting in an 85.2 percent June load factor in Philadelphia GoFares markets, compared to an 81.1 percent mainline load factor across the rest of the US Airways system.

     The 81.6 percent June mainline load factor was the highest load factor for any June in the company's history. The 78.9 percent second quarter load factor was also a record load factor for US Airways in any second quarter, and marks the fourth consecutive record quarterly load factor.

     US Airways ended the month of June by completing 99.1 percent of its scheduled departures.

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect the current views of US Airways Group, Inc. (US Airways Group or the company) with respect to current events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" or similar words. These forward-looking statements may also use different phrases. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the company to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the ability of the company to fund and execute its business plan; the ability of the company to implement its transformation plan absent a judicial restructuring; the ability of the company to attract, motivate and/or retain key executives and associates; the ability of the company to attract and retain customers; the ability of the company to maintain satisfactory labor relations; demand for transportation in the markets in which the company operates; economic conditions; labor costs; financing availability and costs; aviation fuel costs; security-related and insurance costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war and the Iraqi occupation; other acts of war or terrorism; ongoing market acceptance of the company's new Class A Common Stock; and other risks and uncertainties listed from time to time in the company's reports to the SEC. There may be other factors not identified above of which the company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

US AIRWAYS, INC.
SELECTED TRAFFIC STATISTICS

	June 2004	June 2003	Percent Change

Revenue Passenger Miles (000):
Domestic*	2,659,193	2,583,911	2.9
International*	1,071,675	955,526	12.2
Total - Scheduled Service	3,730,869	3,539,437	5.4
Total (Including Charter)	3,730,940	3,539,465	5.4

Available Seat Miles (000):
Domestic*	3,297,166	3,385,974	(2.6)
International*	1,276,805	1,118,536	14.1
Total - Scheduled Service	4,573,971	4,504,510	1.5
Total (Including Charter)	4,574,070	4,504,604	1.5

Passengers Boarded*	3,709,562	3,695,452	0.4
System Load Factor*	81.6	78.6	3.0
Average Passenger Journey*	1,005.7	957.8	5.0

* scheduled service

NOTE:     Numbers may not add or calculate due to rounding

US AIRWAYS, INC.
SECOND QUARTER 2004

	April - June 2004	April - June 2003	Percent Change

Revenue Passenger Miles (000):
Domestic*	7,747,678	7,418,468	4.4
International*	2,921,610	2,392,826	22.1
Total - Scheduled Service	10,669,289	9,811,294	8.7
Total (Including Charter)	10,669,415	9,840,370	8.4

Available Seat Miles (000):
Domestic*	9,856,292	9,979,740	(1.2)
International*	3,662,660	3,025,104	21.1
Total - Scheduled Service	13,518,952	13,004,844	4.0
Total (Including Charter)	13,519,134	13,050,433	3.6

Passengers Boarded*	11,070,114	10,855,227	2.0
System Load Factor*	78.9	75.4	3.5
Average Passenger Journey*	963.8	903.8	6.6

* scheduled service

NOTE:     Numbers may not add or calculate due to rounding.

US AIRWAYS, INC.
YEAR-TO-DATE 2004

	Jan. - June 2004	Jan. - June 2003	Percent Change

Revenue Passenger Miles (000):
Domestic*	14,578,479	13,823,070	5.5
International*	5,209,812	4,221,381	23.4
Total - Scheduled Service	19,788,291	18,044,451	9.7
Total (Including Charter)	19,789,452	18,095,564	9.4

Available Seat Miles (000):
Domestic*	19,748,158	19,543,629	1.0
International*	6,758,609	5,627,333	20.1
Total - Scheduled Service	26,506,767	25,170,961	5.3
Total (Including Charter)	26,509,402	25,252,912	5.0

Passengers Boarded*	20,921,571	20,282,064	3.2
System Load Factor*	74.7	71.7	3.0
Average Passenger Journey*	945.8	889.7	6.3

* scheduled service

NOTE:     Numbers may not add or calculate due to rounding

US AIRWAYS EXPRESS**
SELECTED TRAFFIC STATISTICS

	June 2004	June 2003	Percent Change
Revenue Passenger Miles (000)	183,298	117,658	55.8
Available Seat Miles (000)	271,156	209,138	29.7
Passengers Boarded*	656,407	529,841	23.9
System Load Factor*	67.6	56.3	11.3
Average Passenger Journey	279.2	222.1	25.7

*scheduled service

** Allegheny Airlines, Inc., Piedmont Airlines, Inc., PSA Airlines, Inc., and the MidAtlantic Airways division of US Airways

US AIRWAYS EXPRESS**
SECOND QUARTER 2004

	April - June 2004	April - June 2003	Percent Change
Revenue Passenger Miles (000)	484,642	339,440	42.8
Available Seat Miles (000)	761,960	620,916	22.7
Passengers Boarded*	1,842,395	1,535,909	20.0
System Load Factor*	63.6	54.7	8.9
Average Passenger Journey	263.0	221.0	19.0

*scheduled service
** Allegheny Airlines, Inc., Piedmont Airlines, Inc., PSA Airlines, Inc., and the MidAtlantic Airways division of US Airways

NOTE:     Numbers may not add or calculate due to rounding.

US AIRWAYS EXPRESS**
YEAR-TO-DATE 2004

	Jan. - June 2004	Jan. - June 2003	Percent Change
Revenue Passenger Miles (000)	786,758	631,054	24.7
Available Seat Miles (000)	1,352,339	1,220,219	10.8
Passengers Boarded*	3,171,097	2,851,077	11.2
System Load Factor*	58.2	51.7	6.5
Average Passenger Journey	248.1	221.3	12.1

*scheduled service
** Allegheny Airlines, Inc., Piedmont Airlines, Inc., PSA Airlines, Inc., and the MidAtlantic Airways division of US Airways

NOTE:     Numbers may not add or calculate due to rounding.

NUMBER: 4763